UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

______________

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  July 20, 2009

STONELEIGH PARTNERS ACQUISITION CORP.
(Exact Name of Registrant as Specified in Charter)

Delaware	001-33502	20-3483933
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

20 Marshall St., Suite 104, South Norwalk, CT	06854
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code:   (203) 663-4204

 (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.01  Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

On July 20, 2009, the Board of Directors of Stoneleigh Partners Acquisition Corp. (the “Company”) authorized the voluntary withdrawal of the Company’s securities from listing on the NYSE AMEX exchange. The Company does not currently intend to relist its securities on another exchange; it is expected that the Company’s securities will trade over-the-counter on the Pink Sheets.

Item 9.01. Financial Statement and Exhibits.

 (d)           Exhibits:

           Exhibit                                 Description

           99.1                      Press Release, dated July 22, 2009.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: July 22, 2009	STONELEIGH PARTNERS ACQUISITION CORP.
By: s/s James A. Coyne Name: James A. Coyne Title: Vice Chairman and Chief Financial Officer

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